Exhibit 10(j)

                           FIRST AMENDMENT TO REGISTRATION RIGHTS
                                    AND LOCK-UP AGREEMENT

        THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this
"First Amendment"), is made and entered into as of the 29th day of September,
1999, by and among Saul Centers, Inc. ("SCI"), B.F. Saul Real Estate Investment
Trust (the "Trust"), Westminster Investing Corporation ("Westminster"), Van Ness
Square Corporation ("Van Ness"), Dearborn Corporation ("Dearborn"), Franklin
Property Company ("Franklin"), and Avenel Executive Park Phase II, Inc.
("Avenel"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Registration Rights and Lock-up Agreement.

                                         WITNESSETH:
                                         ----------

        WHEREAS, the Trust, Westminster, Van Ness, Dearborn, Franklin, and
Avenel (collectively, the "Shareholders") and SCI are parties to the
Registration Rights and Lock-up Agreement dated August 26, 1993 (the
"Registration Rights Agreement");

        WHEREAS, the Registration Rights Agreement provides the Shareholders certain demand registration rights with respect to shares of SCI common stock;

        WHEREAS, such demand registration rights provide that the registration statement filed by SCI need only be kept effective for a period of 120 days;

        WHEREAS, the Shareholders have requested that the Registration Rights
Agreement be amended to permit the Shareholders to require that the registration statement be kept effective for more than 120 days in certain circumstances;

        WHEREAS, SCI is willing to amend the Registration Rights Agreement to permit registration statements filed pursuant to a Demand Registration Request to be kept effective beyond 120 days on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Section 1 of the Registration Rights Agreement is amended by

(a)     amending the definition of "Covered Shares" to read as follows
               (additional language shown as double-underlined text):

        "Covered Shares" shall mean the collective reference to the Shares issued or to be issued by the Company to any Transferor in connection with the Company's initial public offering or upon conversion of or exchange for any Operating Partnership Units issued pursuant to the
        Transfer Agreements, but shall not include any of such Shares that have been subsequently registered under the Act."; and
(b)     adding the following definition thereto:

        "Shelf Registration" shall have the meaning set forth in Section 4.1.1 hereof.

2.      Section 4.1 of the Registration Rights Agreement is amended by adding the following new Section 4.1.1 at the end thereof:

        4.1.1  A Demand Registration Request made by the Shareholders pursuant to this Section 4.1 may require that the Company keep the
               registration statement effective beyond one hundred twenty (120)
               days after filing (such registration statement, a "Shelf
               Registration") so long as such Demand Registration Request arises from a request by Pledgees of such Shareholders to register
               Covered Shares now or hereafter pledged to such Pledgees. In such event, the Company shall do everything within its control and shall use its best efforts to cause to be done everything not within its control to keep such Shelf Registration effective to permit the lawful sale of such Covered Shares included thereunder for the period during which such Pledgees hold Covered Shares as collateral plus one year, subject, however, to the further terms and conditions set forth in Sections 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 6 hereof. If requested by any Pledgee that proposes to sell the Covered Shares pledged to it through an Underwriter, the
               Company shall promptly file a post-effective amendment to the
               Shelf Registration, pay all related costs and expenses (other than Underwriter's discounts or commissions) and provide the
               Underwriter with customary indemnification. The Company
               acknowledges and agrees that Pledgees may directly require the
               Company to file and keep effective a Shelf Registration pursuant to this Section 4.1.1.

3.      Section 5.2 of the Registration Rights Agreement is amended by adding after the second sentence thereof the following:

               The Company will provide such further assistance in connection with an underwritten offering of Covered Shares as the Company reasonably determines to be appropriate consistent with customary underwriting practices.

4. Section 6 of the Registration Rights Agreement is amended by adding after the phrase "for such period not exceeding 120 days" in the first sentence the following:

               (or, with respect to a Shelf Registration, the period provided for in Section 4.1.1 hereof)

5.      Section 7 of the Registration Rights Agreement is amended by

(a)            amending Section 7(c) by adding the phrase "(excluding any obligations with respect to a Shelf Registration)" in the first sentence thereof after the phrase "The Company shall not be required to fulfill any registration obligations under this
               Agreement"; and

(b)     adding the following new subsection (e) at the end thereof:

          (e) The Company shall be entitled (1) to postpone for a reasonable period of time not to exceed thirty (30) calendar days the filing of any supplement or post-effective amendment to a Shelf Registration statement if the Company determines, in its reasonable judgment, that such filing would materially interfere with the consummation of any financing, acquisition, corporate reorganization or other material transaction involving the Company, and the Company promptly gives the Shareholders written notice of such determination, and (2) to require the
        Shareholders to desist for a reasonable period of time not to exceed fifteen (15) trading days and not to exceed more than an aggregate of thirty (30) trading days in any calendar year, effective upon receipt of written notice from the Company, from selling Covered Shares under a
        Shelf Registration Statement because of the existence of material undisclosed information about the Company.

6.      Except as herein amended, the Registration Rights Agreement is hereby ratified, confirmed and reaffirmed for all purposes and in all respects.

7. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be deemed one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the
Registration Rights and Lock-up Agreement as of the date first above written.

                                  Saul Centers, Inc.

                                  By: /s/ Philip D. Caraci
                                      --------------------------------
                                  Its:  President

                                  B.F.  Saul Real Estate Investment Trust

                                  By:  /s/ Philip D. Caraci
                                       -------------------------------
                                  Its:  Senior Vice President

                                  Westminster Investing Corporation

                                  By:  /s/ B. Francis Saul III
                                       --------------------------------------
                                  Its:

                                  Van Ness Square Corporation

                                  By: /s/ B. Francis Saul III
                                      ---------------------------------------
                                  Its:

                                  Dearborn Corporation

                                  By:  /s/ Philip D. Caraci
                                       -------------------------------
                                  Its:  President

                                  Franklin Property Company

                                  By:  /s/ Philip D. Caraci
                                       -------------------------------
                                  Its:  Chairman of the Board

                                  Avenel Executive Park Phase II, Inc.

                                  By:  /s/ Philip D. Caraci
                                       -------------------------------
                                  Its:  President